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                                                                      EXHIBIT 99


CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

  Digital Video Systems, Inc. (the "Company") desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is filing this Form 8-K to do so. Many of the following important factors have been discussed in the Company's prior filings with the Securities and Exchange Commission (the "SEC").

  The Company wishes to caution readers that the following important factors, among others, in some cases have affected, or in the future could affect, the Company's actual results and could cause the Company's actual results for future periods to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company.

  HISTORY OF LOSSES AND ACCUMULATED DEFICIT; EXPECTATION OF FUTURE LOSSES. Since its inception in October 1992, the Company has incurred significant losses. Such losses have resulted principally from limited revenues from operations and significant costs associated with the development of the Company's technologies. The Company expects to continue to incur losses in the future until such time, if ever, as there is a substantial increase in product sales. There can be no assurance that sales of the Company's products will ever generate significant revenue, or that the Company will generate positive cash flow from its operations or attain or thereafter sustain profitability in any future period.

  UNCERTAINTY OF MARKET ACCEPTANCE OF VIDEO CDS; LACK OF ESTABLISHED MARKET FOR PRODUCTS. The Company's business is dependent on market acceptance of its digital video technology and the successful commercialization of products utilizing this technology. To date, demand for the Company's Video CD products has been principally in China and Taiwan, and there can be no assurance that demand in these countries will increase or that acceptance of Video CD products in any other countries, specifically the United States, will ever materialize. The Company's ability to successfully market its Video CD products will depend in part on the willingness of potential customers to incur the costs involved in purchasing Video CD players, which in turn will depend on the Company and others convincing potential customers of the benefits of digital video. The Company has only recently released its latest generation of Video CD players, and there can be no assurance that these players or any other of the Company's products or product enhancements will meet the requirements of the marketplace and achieve market acceptance. The willingness of potential customers to purchase Video CD players will also depend on the ability of consumers to purchase or rent Video CDs of desirable titles at reasonable prices, and such Video CDs generally have not been available to date in the United States or other large industrialized countries. Failure of the Company's products in general (and the Video CD player or player components in particular) to attain significant market acceptance would have a material adverse effect on the Company's operating results and financial condition.

  RISK OF PLANNED RAPID GROWTH. The Company plans to significantly expand its operations, which could place a significant strain on its limited personnel, financial and other resources. The Company's ability to manage this expansion will require significant expansion of its product development and marketing and sales capabilities and personnel. In particular, the Company is in the process of expanding its sales and marketing organization to increase coverage in the Asia-Pacific region and Europe. There can be no assurance that the Company will be able to find qualified personnel to fill such sales and marketing positions or be able to successfully manage a broader sales and marketing organization. In addition, the contemplated sale and distribution of products to numerous licensees and subcontractors who will manufacture products incorporating the Company's products in diverse markets and the requirements of such manufacturers for design support will also place substantial demands on the Company's product development, quality control and sales functions. The failure of the Company's

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management to effectively expand or manage these functions consistent with any growth which may occur could have a materially adverse effect on the Company's business and results of operations.

  DEPENDENCE ON LIMITED NUMBERS OF SUPPLIERS. The Company's products incorporate computer chips produced by C-Cube Microsystems Inc. ("C-Cube"). The Company has no contractual right to obtain any specified number of chips from C-Cube. Although C-Cube substantially increased its capacity to supply chips in April 1996, there can be no assurance that the Company's allocation will increase sufficiently to meet the Company's future needs. Should the Company's ability to obtain the requisite number of C-Cube chips be limited for any lengthy period of time or further impaired or if the cost of the C-Cube chips increases or if the C-Cube chip is only available to the Company at prices substantially higher than those paid by the Company's competitors for these chips or other functionally equivalent chips, the Company's ability to supply products to its customers on a competitive basis or at all could be materially and adversely affected. The Company has secured from an Asian manufacturer a new source of MPEG-I decoder chips that are substantially equivalent to the C-Cube chip that has been used in the Company's Video CD products at significantly lower prices. The Company anticipates that it will complete the integration of this chip into the Company's Video CD board by the end of January 1997. However, no assurances can be given that the integration will be successfully completed within such time period or that a sufficient quantity of such chips will be made available to the Company to meet its requirements. The Company could also encounter quality control or other reliability problems with this chip as the Company incorporates it into its products. It is the Company's intention ultimately to utilize the ViComp MPEG-I Chip (described below) in place of the C-Cube chip or the replacement chip described above. However, there can be no assurance that development of this chip by ViComp Technology, Inc. ("ViComp") will be successfully completed on a timely basis. The Company's inability to obtain a sufficient quantity of chips from one or more sources at a competitive cost would have a materially adverse effect on the Company's business, prospects, operations and financial condition.

  RISKS OF VICOMP ACQUISITION. In October 1996, the Company acquired all of the outstanding capital stock of ViComp Technology, Inc. ("ViComp Acquisition") in exchange for 491,253 shares of the Company's common stock (the "Acquisition Shares"). ViComp is engaged in the design and development of integrated circuits to decode MPEG-I signals. The Company anticipates that the ViComp MPEG-I Chip (the "ViComp MPEG-I Chip") under development by ViComp, which the Company plans to incorporate into its Video CD products and which the Company may market to other manufacturers of Video CD products, will be available for production in commercial quantities by the second half of calendar year 1997. Although ViComp has completed a substantial portion of the design and development work for the ViComp MPEG-I Chip, there can be no assurance that it will be able to successfully complete development of this product or that such development will not require expenditures substantially in excess of those presently estimated. ViComp may experience significant delays due to, among other things, unexpected design problems, loss of key ViComp personnel or other factors in completing development of this chip. Further, if the costs to commercially produce the ViComp MPEG-I Chip are higher than currently anticipated or if third parties develop MPEG-I decoder chips that can be commercially produced at costs lower than the ViComp MPEG-I Chip, the ViComp MPEG-I Chip could be of limited or no value to the Company. Development work has not yet commenced on any other ViComp products, and there can be no assurance that any additional products will be successfully developed by ViComp or that such products will be commercially viable. In addition, the Company will need to obtain sufficient foundry capacity to produce any chips developed by ViComp, and there can be no assurance that prior shortages of foundry capacity in the integrated circuit industry will not recur in the future.

  ViComp was founded in August 1995 by Dr. Edmund Y. Sun, the Chairman of the Board and Chief Executive Officer of the Company, and James Kirkpatrick Jr., who had previously been employed by C-Cube as its Vice President of Engineering and by Hyundai as a Vice President and the General Manager of its Digital Medial Division. Mr. Kirkpatrick served as ViComp's Chief Executive Officer prior to the ViComp Acquisition and will continue to serve in a full-time capacity as ViComp's Chief Technical Officer. The success of ViComp's design and development work will be heavily dependent upon the efforts of Mr. Kirkpatrick. The Company does

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not have an employment contract with Mr. Kirkpatrick, and the loss of his services could have a materially adverse effect on the Company. Dr. Sun received 281,520 of the Acquisition Shares in exchange for his shares of ViComp capital stock, all of which shares have been deposited in escrow (the "Sun Escrow Acquisition Shares"). A total of 140,760 of the Sun Escrow Acquisition Shares deposited into an escrow pursuant to the terms of the ViComp Acquisition will be cancelled in the event that ViComp fails to meet certain performance conditions. The other 140,760 of the Sun Escrow Acquisition Shares have been deposited in escrow in connection with the Company's secondary public offering completed in November 1996, and will be subject to cancellation upon the same terms and conditions as the arrangement with respect to the escrow securities deposited into escrow by certain holders of the Company's securities in connection with the Company's initial public offering.

  The Company will incur a substantial non-cash charge to earnings at such time, if ever, that the conditions for the release of any or all of Dr. Sun's Escrow Acquisition Shares from escrow are satisfied, which would increase the Company's loss or reduce or eliminate the Company's net income, if any, for financial reporting purposes for the period or periods during which such securities are, or become possible of being, released from escrow (except that, with respect to the release of any of Dr. Sun's Escrow Acquisition Shares escrowed in connection with the ViComp Acquisition, the Company may capitalize a portion of this amount and amortize it over future periods).

  RISKS OF INTERNATIONAL OPERATIONS. Sales outside the United States have accounted for a significant portion of the Company's revenues to date (with sales to China and Taiwan accounting for substantially all of the Company's product revenues in 1995 and during the nine-month period ended September 30,
1996), and the Company believes that foreign sales will continue to account for a significant portion of its future revenues. Moreover, the Company has been manufacturing a substantial portion of its products in Taiwan, is planning additional manufacturing operations through subcontractors in China and may establish manufacturing operations in other countries to meet local demand for its products in those markets when, if ever, such demand develops. Accordingly, the Company will be subject to all of the risks inherent in international operations, including work stoppages, transportation delays and interruptions, political instability in, or conflict between, countries in which the Company is doing business, such as Taiwan and China, foreign currency fluctuations, economic disruptions, expropriation, the imposition of tariffs and import and export controls, the payment of significant customs duties to deliver products into markets such as China where the smuggling of competing products into such markets without the payment of duties may be widespread, changes in governmental policies (including United States trade policy toward certain countries such as China and Japan) and other factors which could have a materially adverse effect on the Company's business. In particular, the Company's markets may be adversely affected by the political environment in China. The Company will also be subject to the burdens of complying with a wide variety of foreign laws and regulations. These international trade factors may, under certain circumstances, materially and adversely impact demand for the Company's products or the Company's ability to deliver its products in a timely manner, which in turn may have an adverse impact on the Company's relationships with its customers. The Company's success will depend in part upon its ability to manage international marketing and sales operations and manufacturing relationships, which are generally more complex than domestic marketing and sales operations or manufacturing relationships.

  Should the Company substantially increase its product sales in China or other countries, the Company anticipates that it will be required to significantly increase the amount of credit it extends to purchasers in these markets. The Company has had only limited experience in extending credit to foreign customers and will encounter increased risks in extending credit to new customers in these markets, including the creditworthiness of such customers and the difficulty of collecting accounts receivable in these countries. While the Company sells certain of its products in international markets and buys certain items incorporated into its products in currencies other than the U.S. dollar, the Company does not currently hedge its exposure to foreign currency fluctuations. As a result, currency fluctuations could have a material adverse effect on the Company's business and results of operations. With respect to international sales that are denominated in U.S. dollars, an increase in the value of

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the U.S. dollar relative to foreign currencies could increase the effective price of, and reduce demand for, the Company's products relative to competitive products priced in the local currency.

  EFFECT OF TRADE DISPUTES. The United States has had disputes with China relating to trade and human rights issues and has considered trade sanctions against China and Japan. If trade sanctions were imposed, China or Japan could enact trade sanctions in response. Because a number of the Company's current and prospective customers and suppliers of items incorporated into its products are located in China, Taiwan or Japan, trade sanctions, if imposed, could have a materially adverse effect on the Company's business and results of operations. Similarly, protectionist trade legislation in either the United States or foreign countries, such as China and Taiwan, could affect the Company's ability to import and export products and have a materially adverse effect on the Company's ability to manufacture or to sell its products in foreign markets. In addition, recent efforts by China to limit certain ongoing practices, such as the pirating of Video CD titles, may increase the cost of such titles and result in a substantial decrease in demand in that country for the Company's Video CD products, including the Video CD player.

  RAPID TECHNOLOGICAL CHANGE AND OBSOLESCENCE; RISKS ASSOCIATED WITH PRODUCT DEVELOPMENT INTRODUCTIONS AND ANNOUNCEMENTS. The markets for the Company's products are characterized by evolving industry standards, rapid technological advances resulting in short product life cycles, price reductions, significant price/performance improvements and frequent new product introductions. The Company's future success will depend at least in part upon its ability to enhance its existing products and to develop and introduce new products and features that meet changing customer requirements and emerging industry standards on a timely basis. There can be no assurance that one or more of the Company's products will not be rendered noncompetitive or obsolete by technological advances or changing customer preferences. In addition, from time to time, the Company or others may announce products, features or technologies that have the potential to shorten the life cycle of or replace the Company's then existing products, including the Company's products that only use the MPEG-I format. Such announcements could cause customers to defer the decision to buy or determine not to buy the Company's products or cause the Company's distributors to seek to return products to the Company, any of which could cause the Company to write down some or all of its inventory. Any such writedown could have a materially adverse effect on the Company's business and results of operations.

  The Company has from time to time experienced delays in introducing new products and product enhancements, and there can be no assurance that the Company will not experience difficulties that could delay or prevent the successful development, introduction and marketing of new products or product enhancements in the future. The Company will be required to continue to invest in research and development to attempt to maintain and enhance its existing technologies, and there can be no assurance that it will have the funds available at such time as it will be necessary to do so. Furthermore, products such as those offered by the Company may contain defects when they are first introduced or as new or enhanced versions are released. The Company has in the past discovered defects in certain of its new products, such as the karaoke jukebox, and in certain of its product enhancements. These defects have required correction by the Company, thereby resulting in delays in the marketing of such products or product enhancements. There can be no assurance that, despite significant quality control testing by the Company, defects will not be found in new products and product enhancements after commencement of commercial shipments, resulting in delays in or loss of market acceptance.

  RISKS RELATING TO THE ESTABLISHMENT OF AN ACCEPTED DISC FORMAT FOR VIDEO DISCS. The DVD format for storage of compressed audio and video information has been agreed to by the major electronic manufacturers and entertainment companies as the basic industry standard for digital video recording and the principal manufacturers have recently reached cross-licensing agreements. Although the final standards for DVD have not been released to the public, and the commercial viability of DVD has not yet been established, particularly since most of the major film studios have not yet agreed to the recording of their films on DVD, introduction of this format may have an adverse effect on the Company's business and products. While the Company's research and development activities have included products incorporating MPEG-II standards, substantially all of the Company's current

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products are in the MPEG-I format. The Company may have less experience with the new DVD format than other companies and could be slower than its competitors in developing products for this or any other new format. Accordingly, there can be no assurance that the Company will be able to compete effectively in the market for Video CD players using the new format or any different format.

  Moreover, if such new format is introduced, potential customers for the Company's products utilizing the new format may be deterred from purchasing such products due to the possibility that such products may become obsolete (as was the case with beta video cassettes). Should this occur, demand for the Company's products could be adversely affected. Further, if the new format is not accepted, the Company may be forced to develop its Video CD products utilizing a different format. Even if the new DVD format or another format which has enough storage capacity for MPEG-II products is accepted, the new format could adversely affect the Company's business by making its existing MPEG-I products obsolete.

  DEPENDENCE ON KEY PERSONNEL AND NEED FOR ADDITIONAL MANAGEMENT PERSONNEL. The Company's success to date has depended in large part on the skills and efforts of Dr. Edmund Y. Sun, the Company's Chairman, Chief Executive Officer and founder and, to a lesser extent, Robert B. Pfannkuch, the Company's President, James A. Munro, the Company's Director of Engineering, and Ed Martini, the Company's Project Manager for Network Video. The Company's success also depends to a significant extent on the performance and continued service of certain other key employees. The Company recently has hired a senior sales and marketing director and is seeking other personnel to complete its management team in connection with the Company's proposed expansion of its operations. The Company also needs to strengthen its accounting management capabilities and is seeking to hire additional senior level executives in this area. Competition for highly-skilled business, product development, technical and other personnel is intense, and there can be no assurance that the Company will be successful in recruiting new personnel or in retaining any of its existing personnel. The Company may experience increased costs in order to retain and attract skilled employees. In addition, other than employment agreements with Dr. Sun and Mr. Pfannkuch, the Company does not have employment contracts with any of its employees. The Company's failure to attract additional qualified employees or to retain the services of key personnel could have a material adverse effect on the Company's operating results and financial condition.

  COMPETITION. The Company's products compete with products marketed by other manufacturers of Video CD players and their components as well as with alternative methods of displaying audio and video such as video cassette players, laser discs, multimedia computers and game machines, as well as with other companies' products that use similar technologies. The large video entertainment markets of the United States and other industrial nations are currently served primarily by VHS video cassettes and laser discs, and there can be no assurance that Video CDs and newer digital video disc formats will be able to effectively compete for these markets in the future. Should a significant market for DVD develop, many of the major electronics manufacturers are expected to compete for this market. Most of the Company's competitors and potential competitors are substantially larger in size and have far greater financial, technical, marketing, customer service and other resources than the Company. Certain of the Company's potential competitors may have technological capabilities or other resources that would allow them to develop alternative products which could compete with the Company's products.

  Potential competitors may begin operations or expand their existing operations into the Company's proposed markets before the Company is able to successfully market its products. The Company's ability to effectively compete may be adversely affected by the ability of these competitors to offer their products at lower prices than the price of the Company's products and to devote greater resources to the sales and marketing of their products than are available to the Company. To the extent the Company does not have the resources or is otherwise unable to establish its own brand name identification for its Video CD players in China and other markets, it will face increased pressure to compete on the basis of the price and features of its products. Manufacturers of Video CD player components have substantially reduced the selling prices of these components in recent months, and further reductions in those prices can be expected. As a result, the Company has been reducing its production costs in order to remain competitive in the Video CD player and component market. There can be no assurance, however,

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that the Company will be able to remain competitive or that its operating margins will not be materially adversely affected should competitors substantially reduce their prices in the future. Several companies have announced their intention to introduce MPEG-I decoder chips into the Video CD market, including Sony and Toshiba. Any increases in the supply of chips may allow the Company's existing competitors to produce more competing products or encourage new competitors to produce Video CD products. There can be no assurance that future technological advances will not result in improved products or services that could adversely affect the Company's business. Competition in the electronics industry also extends to attracting and retaining qualified technical and marketing personnel, and there can be no assurance that the Company will be successful in attracting and retaining such qualified personnel.

  DEPENDENCE ON NONAFFILIATED AND FOREIGN MANUFACTURERS. The Company primarily relies on subcontractors and licensees (most of whom have been or are expected to be located in China or Taiwan) to manufacture its products or products incorporating the Company's products. None of these manufacturers are contractually obligated to meet the long-term production requirements of the Company. There can be no assurance that the Company will be successful in entering into any such future manufacturing arrangements with third parties on terms acceptable to the Company, or at all. The Company's arrangements with manufacturers in China or elsewhere may not prevent these manufacturers from entering into similar arrangements with competitors of the Company or competing directly with the Company. The Company's reliance on third parties for manufacturing components of its products reduces the Company's control over the manufacture of its products and makes the Company substantially dependent upon such third parties to deliver its products in a timely manner, with satisfactory quality controls and on a competitive basis. On several occasions, the Company has had a small number of its products manufactured in Taiwan returned to it by customers due to quality control problems. There can be no assurance that the Company will not experience quality control problems or require product recalls in the future in its foreign manufacturing operations that could have a materially adverse effect on the Company's operations and financial condition. Further, foreign manufacturing is subject to a number of risks inherent in foreign operations, including risks associated with the availability of and time required for the transportation of products from such foreign countries and increased risks of theft by personnel of source codes and other proprietary product information in countries where intellectual property is not well protected by law. To the extent the Company ultimately determines to undertake commercial scale manufacturing, if ever, it will require substantial additional personnel and financial resources.

  LIMITED SALES AND MARKETING EXPERIENCE. The Company's operating results will depend to a large extent on its ability to successfully sell and market its Video CD products. The Company currently has limited marketing capabilities and needs to hire additional sales and marketing personnel. There can be no assurance that the Company will be able to recruit, train or retain qualified personnel to market and sell its products or that it will develop a successful sales and marketing strategy. The Company also has very limited marketing experience. There can be no assurance that any marketing efforts undertaken by the Company will be successful or will result in any significant sales of its products.

  RISKS OF LIMITED PROTECTION FOR COMPANY'S INTELLECTUAL PROPERTY AND PROPRIETARY RIGHTS AND INFRINGEMENT OF THIRD PARTIES' RIGHTS. The Company regards its products as proprietary and relies primarily on a combination of trademark, copyright and trade secret laws and employee and third-party nondisclosure agreements to protect its proprietary rights. The Company does not possess any patent or other intellectual property rights which would limit competition against it (including with respect to the ViComp MPEG-I Chip), but has applied for patent protection in the United States and certain other countries covering certain of the technologies that relate to its network video systems. There are few barriers to entry into the market for the Company's products, and there can be no assurance that any patents applied for by the Company will be granted for any of these technologies or that the scope of any patent claims allowed will be sufficiently broad to protect against the use of similar technologies by the Company's competitors. There can be no assurance, therefore, that any of the Company's competitors, many of whom have far greater resources than the Company, will not independently develop technologies that are substantially equivalent or superior to the Company's technology. Further, the Company

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distributes its products in countries where intellectual property laws are not well developed or are poorly enforced. Legal protections of the Company's rights may be ineffective in such countries, and software developed in such countries may not be protectable in jurisdictions where protection is ordinarily available. Software piracy and ineffective legal protection of the Company's software in foreign jurisdictions may cause substantial losses of sales by the Company, which could have a material adverse effect on the Company's operating results and financial condition.

  There can also be no assurance that third parties will not assert infringement claims against the Company in the future with respect to current or future products, including without limitation, the ViComp MPEG-I Chip or any other future products developed by ViComp. If infringement is alleged, the Company could be required to discontinue the use of certain software codes or processes, to cease the manufacture, use and sale of infringing products, to incur significant litigation costs and expenses and to develop non-infringing technology or to obtain licenses to the alleged infringing technology. There can be no assurance that the Company would be able to develop alternative technologies or to obtain such licenses or, if a license were obtainable, that the terms would be commercially acceptable to the Company. The Company contemplates utilizing an MPEG-I decoder chip in its Video CD products that is being manufactured by an Asian company that is substantially equivalent to an MPEG-I chip currently marketed by C-Cube. Because of the similarities of this chip to the C-Cube chip, it is possible that C-Cube could seek to bar the sale of this chip to the Company or others. Should C-Cube successfully bar such sale at a time when the ViComp MPEG-I chip or other low-cost chip alternatives are not available to the Company, the Company's operations could be materially and adversely affected.

  The Company may be involved from time to time in litigation to determine the enforceability, scope and validity of any proprietary rights of the Company or of third parties asserting infringement claims against the Company. Any such litigation could result in substantial costs to the Company and diversion of efforts by the Company's management and technical personnel.

  CONTROL BY INSIDERS. The Company's directors and officers, together with Hyundai (a principal shareholder of the Company), beneficially own shares of the Company's capital stock representing in excess of 50% of the total voting power of the Company. Accordingly, it is likely that they will continue to be able to elect at least a majority of the Company's directors and thereby direct the policies of the Company for the foreseeable future.

  CHARGE TO INCOME IN THE EVENT OF RELEASE OF ESCROWED SECURITIES. In the event securities of the Company owned by officers, directors, consultants or employees of the Company that have been escrowed in connection with the Company's prior public offerings or the ViComp Acquisition are released from escrow as a result of the conditions for such release being satisfied, substantial expense will be recorded by the Company for financial reporting purposes. Although the amount of any expense recognized by the Company (which will be a non-cash charge) will not affect the Company's total shareholders' equity or cash flow, it may have a depressive effect on the market price of the Company's securities.

  EFFECT OF OUTSTANDING OPTIONS AND WARRANTS. The Company previously has issued or granted warrants and stock options, some of which are currently exercisable, for a substantial number of shares of the Company's common stock. Holders of such options and warrants may exercise them at a time when the Company would otherwise be able to obtain additional equity capital on terms more favorable to the Company. Moreover, while these options and warrants are outstanding, the Company's ability to obtain financing on favorable terms may be adversely affected. If the trading price of the Company's common stock at the time of exercise of any such options or warrants exceeds the exercise price, as the Company anticipates it will, such exercise will have a dilutive effect on the Company's shareholders.

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